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                                                                    EXHIBIT 23.3

                               [KPMG LETTERHEAD]

The Directors
Astor Corporation
8521 Six Forks Road
Suite 105                                             Our ref    1d016/560
Raleigh
NC 27615                                              Contact    Alan Buckle
                                                            0171 311 8468


17 January 1997


Dear Sirs


    We consent to the use of our report included herein and to the reference to our firm under the heading "Independent Auditors" in Amendment No. 4 to the registration statement.


Yours faithfully

KPMG
------------------------------------

KPMG
London, England
January 17, 1997


                               [KPMG LETTERHEAD]